EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officer(s) of Accelr8 Technology Corporation, a Colorado corporation (the "Corporation"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 10-KSB for the year ended July 31, 2004 (the "Form 10-KSB") of the Corporation fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Dated:  October 28, 2004                    /s/  Thomas V. Geimer
                                            ------------------------------------
                                                 Thomas V. Geimer
                                                 Chief Executive Officer and
                                                 Chief Financial Officer